THIS INVESTOR NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THIS INVESTOR NOTE MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SUCH LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                  INVESTOR NOTE

                              Dated: ______________


     FOR VALUE RECEIVED, the undersigned (hereinafter called the "Maker") hereby promises to pay to Aearo Corporation, a Delaware corporation ("Aearo" and, in its capacity as lender, the "Lender"), or its registered assigns, at its office at 5457 W. 79th Street, Indianapolis, IN 46268, or at such other address in the United States as the Lender or any subsequent holder of this Investor Note shall stipulate in written notice to the Maker, the aggregate principal amount of all loans (individually, a "Loan" collectively, the "Loans") made by the Lender to the Maker evidenced hereby, all in accordance with the following terms and provisions. This Investor Note is being issued to evidence Loans made by the Lender to the Maker on a recourse basis (as set forth herein), the proceeds of which will be used by the Maker to purchase shares of Aearo common stock, par value $.01. Capitalized terms not otherwise defined herein shall have the meanings specified in the Pledge and Security Agreement between the Maker, as "debtor", and the Lender as "secured party", dated as of the date hereof (as amended, modified or otherwise supplemented from time to time, the "Pledge Agreement"), in the Stockholders' Agreement, dated as of July 11, 1995, and in the Executive Security Purchase Agreement, dated as of the date hereof.

     SECTION l. Payment of Principal. --------------------

     1.1 Acceleration of Note. Upon the sale or disposition of any Collateral, the Maker shall be required to apply the Net Proceeds (as defined in the Pledge and Security Agreement) realized from such sale or disposition to the repayment of the Loans, and the Loans evidenced by this Investor Note shall become due and payable in an amount equal to such Net Proceeds. The Loans shall in any event become due and payable on the date on which payment thereof is accelerated pursuant to Section 7 of the Pledge Agreement. All payments hereunder shall be made in lawful money of the United Stales of America.

     1.2 Right to prepay. The Maker shall have the right to prepay this Investor Note at any time, in whole or in part, without the consent of the Lender and without penalty or premium.

     1.3 Principal Amount. The principal amount of the loan evidenced by this Investor Note is the amount set forth on ---------------- Schedule 1 hereto under "Principal Amount"

     1.4 Scheduled Payment Term. The Maker shall be required to repay the entire principal amount hereof by making payment to the Lender in installments in accordance with the schedule described on Schedule 1 hereto under "Installments" and by repaying the entire remaining principal amount hereof outstanding, if any, on the date set forth on Schedule 1 hereto under "Final Maturity".

     SECTION 2. Interest. Interest will accrue on the outstanding principal amount of this Investor Note at the rate per annum set forth on Schedule 1 hereto under "Interest Rate", and shall be payable as set forth on Schedule 1 hereto under "Interest Payments" and at such other times as the principal of this Note becomes due and payable in accordance with the terms hereof.

     SECTION 3. Mandatory Prepayment. ---------------------

     3.1 Termination of Employment. Upon and after Termination of ------------------------- Employment of the Maker with Aearo or any of its subsidiaries, the Maker shall be required, upon the demand of the Lender, to prepay the entire outstanding principal or, if the Lender has demanded any lesser amount, then such lesser amount demanded by the Lender. Upon the Maker's Termination of Employment with Aearo or any of its subsidiaries in circumstances where severance obligations are payable by the Lender, whether payable pursuant to an employment agreement or a severance benefit policy of Aearo or any of its subsidiaries (but excluding any pension or retirement benefit), the Lender shall have the right, without prior notice to the Maker (any such notice being expressly waived by the Maker to the extent permitted by applicable law), to set-off and appropriate and apply against the aggregate amount of such severance obligations any and all amounts (whether then due and payable or not) held or owing to the Lender and evidenced by this Investor Note, and the Maker agrees that the amount of such severance obligations may, under such circumstances, at the option of Aearo or the Lender, be reduced by such amounts.

     SECTION 4. Security. The Loans are and shall be secured pursuant to the terms of the Pledge Agreement. The holder of this Investor Note is entitled to the benefits of the Pledge Agreement and the security referred to therein, to which reference is hereby made for a description of the properties and rights included in such security, the nature of such security and the rights of the parties with respect to such security. The Lender may enforce the agreements of the Maker contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

     SECTION 5. Consideration. In order to induce the Lender to accept this Investor ------------- Note and with full knowledge that the Lender will rely on the representations and agreements contained herein, the Maker hereby represents, warrants and agrees that this Investor Note is a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms and the Maker agrees that he will make indefeasible payment in full of all amounts due under this Investor Note as and when due hereunder in accordance with the terms of this Investor Note without claiming or asserting any set-off. The obligations represented by this Investor Note shall be absolute irrespective of any set-off, claim, counterclaim, defense or other right which the Maker may have against anyone for any reason whatsoever,

     SECTION 6. Events of Default. In case an Event of Default (as defined in the Pledge Agreement) shall occur and be continuing, the entire unpaid principal balance of the Loans may become or may be declared to be due and payable in the manner and with the effect provided in the Pledge Agreement.

     SECTION 7. Miscellaneous. --------------

     7.1 Waiver of Presentment and Jury Trial. The Maker and any endorser of this Investor Note hereby expressly waive presentment for payment, demand, notice of nonpayment and dishonor, protest, notice of protest and notice of any other kind and waive trial by jury in any action or proceeding arising on, out of, under or by reason of this Investor Note.

     7.2 Information. The Maker hereby acknowledges that neither Aearo nor any of its affiliates has made any representations or recommendations whatsoever to the Maker concerning Aearo (including, without limitation, the financial condition, prospects or any other matters relating to Aearo) or the Maker's purchase of any shares of the Common Stock of, or other equity interest in, Aearo. The Maker assumes all responsibility of keeping himself or herself informed of the affairs and business of Aearo and its subsidiaries. The Maker acknowledges and agrees that Lender does not have any obligation to inform the Maker of any matter relating to Aearo and its subsidiaries or their business and affairs.

     7.3 Successors and Assigns. This Investor Note shall be binding upon and enforceable against the Maker and his heirs, successors and assigns. The Maker shall not have the right to assign all or any part of its rights or obligations under this Investor Note without the consent of the Lender, which consent may be withheld in the sole discretion of the Lender. The Lender may assign its rights and obligations under this Investor Note without having to obtain the consent of the Maker.

     7.4 Obligations Independent. The obligations of the Maker hereunder and under the Pledge Agreement shall not be contingent upon or affected by any similar undertaking of any other employee of Aearo or its subsidiaries. The Maker agrees that the Lender may proceed to enforce this Investor Note and the Pledge Agreement without also proceeding to enforce any comparable note or pledge agreement executed by any other such employee or employees.

     7.5 Governing Law. The rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles. The Maker hereby waives and agrees not to assert in any such proceeding a claim that the Maker is not personally subject to the jurisdiction of the court referred to above, that the suit or action was brought in an inconvenient forum or that the venue of the suit or action is improper. 7.6 No Waiver, Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     7.7 Severability. If any provision of this Investor Note is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision thereof, and to this extent the provisions hereof shall be severable.

     7.8 Amendment. Except as expressly provided herein, this Investor Note may not be amended or otherwise modified except by a written instrument signed by the Maker and the Lender.

     7.9 Waiver of Jury Trial. The Maker and the Lender hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to this Investor Note or the Pledge Agreement and for any counterclaim therein.

     7.10 Notices. All notices and other communications hereunder shall be in writing and delivered, telecopied, or mailed (certified mail, return receipt requested, postage prepaid) to the addresses set forth in the Pledge Agreement.

     7.11 Recourse. The obligations of the Maker under this Investor Note and the Pledge Agreement are personal obligations of the Maker, and the Lender shall have recourse to the Maker or his property for payment, satisfaction, or discharge of this Investor Note or the Pledge Agreement.


     IN WITNESS WHEREOF, the Maker has caused this Investor Note to be executed as of the date hereof.
                      -------------------------

                                   Schedule 1
------------------ ------------------ ------------    -----------------------
Principal Amount   Interest Rate and  Installments    Final Payment Date
                   Payment Schedule
------------------ ------------------ ------------    -----------------------

$                  7% per annum     20% of initial     September 30, ____
                   payable on       principal amount
                   September 30     setforth in the
                   of each year     first column,
                                    payable on
                                    September 30
                                    of each of 19__,
                                    19__, 20__, 20__
--------------------------- -------------------------- -------------------------